SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a–12

Fidelity Salem Street Trust

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

P.O. BOX 673023 dallas, tx 75267-3023 Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings. To Vote by Internet 1) Read the Proxy Statement and have the proxy card below in hand. 2) Go to the website www.proxyvote.com/proxy 3) Follow the instructions provided on the website. To Vote by Touch-Tone Telephone 1) Read the Proxy Statement and have the proxy card below in hand. 2) Call 1-877-296-4941 3) Follow the recorded instructions. To Vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M84545-S28873 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY Please refer to the Proxy Statement discussion of each of these matters. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment. 1. To elect a Board of Trustees. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING: (01) Elizabeth S. Acton (02) John Engler (03) Albert R. Gamper, Jr. (04) Robert F. Gartland (05) Abigail P. Johnson (06) Arthur E. Johnson (07) Michael E. Kenneally (08) James H. Keyes (09) Marie L. Knowles (10) Geoffrey A. von Kuhn 2. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Money Market Portfolio (Select Money Market) to Fidelity® Money Market Fund (Fidelity Money Market) in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities, in complete liquidation of Select Money Market. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above. For Against Abstain 2. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Money Market Portfolio (Select Money Market) to Fidelity® Money Market Fund (Fidelity Money Market) in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities, in complete liquidation of Select Money Market. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. Signature(s) (Title(s), if applicable) (Sign in the Box) NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title. Salem-PXC-0315-gf Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date

M84546-S28873 PROXY SOLICITED BY THE TRUSTEES The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Elizabeth S. Acton, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 2:00 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged. CONTINUED AND TO BE SIGNED ON REVERSE SIDE Salem-05/2015-gf

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: Fidelity Investments
Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders
Important proxy material is available for your review
Dear Investor,
Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.
Important notice regarding the availability of proxy materials for the shareholder meeting.
[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)
[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)
For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)
How to vote
To vote through the internet, click on the link below and follow the on–line instructions.
Proxy voting (this is a link to the proxy voting page)
When voting you will be required to enter the CONTROL number.
[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)
To vote by touchtone telephone, call [insert appropriate phone number – Broadridge 1–877–296–4941; D.F. King 1–800–991–5630 (“1–” may/may not be included)] and follow the recorded instructions.
You can access these proxy materials at the following website [address(es)/address[es]]:
[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]
http://www.xxxxxxx
[Prospectus (included in the case of a merger)[:]
http://www.xxxxxxx]
If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.
Additional information
QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1–877–208–0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.
ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.
PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll–free telephone number listed in the electronic proxy materials.
PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.
Thank you for choosing Fidelity.
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[tree with arrow logo] Choose eDelivery
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Log in or register at advisor.fidelity.com
View the Fidelity Investments and the Fidelity Funds privacy notice
628563.3.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: National Financial
Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders
Fidelity Investments and pyramid design logo
Notice of Availability of Important Proxy Material
Dear Investor,
Thank you for choosing to receive your shareholder documents through eDelivery.
You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)
For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE: (format may be bold)
You can enter your proxy vote at the link to the following third–party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).
Proxy Voting (this is a link to the proxy voting page)
[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############] (use this number to cast your vote via touch–tone)
To vote by touch–tone telephone, call [insert appropriate phone number – Broadridge 1–877–296–4941; D.F. King 1–800–991–5630] and follow the recorded instructions.
You can access these Proxy Materials at the following Web address(es):
[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] http://xxxxx
[[If proxy materials are for a merger proxy the email will also include: Prospectus[:] http://xxxxx]
If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.
ADDITIONAL INFORMATION:
To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.
If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1–800–544–6666 and press “0” to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.
If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1–877–208–0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.
Please do not reply to this [email/e–mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e–mail].
Sincerely,

Fidelity Investments
The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.
To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.
Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917
624840.4.0
© 2012 FMR LLC. All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: National Financial Services LLC
Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders
Important proxy material is available for your review
Dear Investor,
Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e–mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.
Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting
[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date the e–mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]
For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE:
You can enter your proxy vote by clicking the “Proxy Voting” link for the third–party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).
Proxy Voting (this is a link to the proxy voting page)(link may not be bold)
Because electronic proxy materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touch–tone telephone. If you vote through the Internet link, you will be required to enter the control number. For touch–tone, you will be required to enter the control number.
[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############] (use this number to cast your vote)
To vote by touch–tone telephone, call [insert appropriate phone number – Broadridge 1–877–296–4941; D.F. King 1–800–991–5630] and follow the recorded instructions.
You can access these proxy materials at the following Web address[es]:
[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] http://www.xxxxxxx
[Included if merger: Prospectus[:] http://www.xxxxxxx]
If your e–mail software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.
If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.
Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.
Help: Questions? Please contact your representative.
(Note: Do not reply to this e–mail. Any e–mail received will not be reviewed or monitored.)
This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e–mail message as it was automatically generated.
Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.
622776.2.1

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: Fidelity Investments
Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders
[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears]
(hyperlink to fidelity.com log–in screen)
[Green Line with arrow logo appears] Important proxy voting material is ready for your action Quick Links
Get Assistance (hyperlink to Phone Numbers page on fidelity.com)
A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.
[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]
You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].
(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log–in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)
(picture of green telephone handset appears) Call [insert touch–tone voting telephone number – Broadridge [1–]877–296–4941; D.F. King [1–]800–991–5630 ] and follow the recorded instructions.
Learn more about the shareholder meeting through the proxy material available online:
[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]
[for a merger, hyperlink to prospectus also appears: [Prospectus]]
If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.
To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.
If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press “0” to speak to a Fidelity Representative.
If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.
(picture of green Fidelity eDelivery logo appears) eDelivery
You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.
Contact Us – We’re Here to Help
800–544–6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)
Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com)
To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.
Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917
674322.1.1
© 2014 FMR LLC
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically
Email will be from: Fidelity Investments
Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders
[Fidelity Investments pyramid design logo]
First Name Last Name
plan sponsor
[Green Line and Arrow Logo] Important proxy materials are available for your review Quick Links
Proxy Vote
Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.
This e–mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.
[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders
Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)
[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)
For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)
HOW TO VOTE:
You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.
To vote by the Internet, click the “Proxy Vote” link below and you will be directed to a third–party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.
[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, [insert appropriate phone number – Broadridge
1–877–296–4941; D.F. King 1–800–991–5630 and follow the recorded instructions.
CONTROL NUMBER: [#############]
The proxy materials can be found through the following [link[s]/link(s)]:
[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)
http://www.xxxxxxx
[If proxy materials are for a merger proxy the email will also include:
Prospectus[:]
http://www.xxxxxxx]
AdobeÒ ReaderÒ is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/
If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e–mail, please call your plan’s toll–free number. You can also visit Fidelity NetBenefitsâ for more information about your benefits plan.
Privacy Policy | Terms of Use
To stop receiving e–mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e–mail.
This mailbox is not monitored and you will not receive a response.
Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210
625428.5.1
ã 2014 FMR LLC All rights reserved

eFail Buckslip—to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e–mail failure occurred:
Dear Investor,
We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e–mail address, as reflected on our records. That e–mail address appears to be invalid.
To correct your e–mail address, please log in to one or more of your online account(s) and follow the instructions.
If this e–mail address is correct, there may be another issue preventing the receipt of these e–mails. Here are some things you should do:
? Confirm that your e–mail account is still active.
? Make sure that your e–mail inbox is not full (over its capacity).
? If you are using an e–mail address provided by your employer, make sure that you can receive e–mails from outside parties.
? Ask your e–mail provider if it has experienced an outage in its system.
Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e–mail address.
Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of
Broadridge Touch–Tone Voting Script
1–877–296–4941
Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service.”
Shareholder Hears:
“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”
“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
Shareholder presses “1” and hears:
“Lets Begin.”
** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”
Enter Control Number Script - Shareholder hears:
“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
Shareholder Enters Control number…
Valid Control Number: (See “Voting” Script)
Invalid (Input 1 or 2 times) less than or more than 16 digits: “Sorry, your input was invalid. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
Invalid 16 digit control number (Input 1 or 2 times): “Control number is invalid. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”
Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).
If shareholder presses 1 – shareholder is directed to the “Voting“ Script
Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”
If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2
If shareholder presses 2 - shareholder goes to “Voting” Script
Voting:
“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”
If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends
Shareholder presses:
Shareholder hears:
1
“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script”
2
Shareholder goes to “Completed Proposal Voting” Script #2
Nominee Vote Script: (Trustee election proposal)
Shareholder presses:
Shareholder hears:
1
“Proposal Voting.” Goes to “Proposal Vote Script”.
2
“Proposal Voting.” Goes to “Proposal Vote Script”.
3
“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”
After each election shareholder hears: “O.k. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”
Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”

(Continued and confirmed for each nominee(s))
See Confirm Options below.
Proposal Vote Script:
Shareholder hears:
“(There are/There is)<#Proposals> (additional) proposal[s] to vote on .” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”
The selections are:
For/Against/Abstain
For/Against
For/Abstain
For/Withhold
For/Against/Withhold
For/Against/Abstain Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]
For/Against Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”’s selection, the prompt will confirm their choice of [for/against/withhold].
See Confirm Options below.
Completed Proposal Voting:
Script 1: “You have completed Proposal Voting”
Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”
This text will be heard following the final proposal on the voting ballot.
Confirm Options:
“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:]

Nominee Confirmation:
Proposal Confirmation:
[You have voted for all nominees]/
[You have voted to withhold all nominees]/
[You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]
“You have voted [For/Against/to Abstain from] Proposal ##.”
(Repeated as necessary)
Vote Logged Script:
Vote is sent to mainframe “If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”
If shareholder presses 1: Shareholder then goes to “Vote Another?“ Script.
If shareholder presses 2: they are directed to the “Voting” Section.
**Based on the shareholder
If shareholder presses 3: they are directed to the “Confirmation Options” Section.
Vote Another?: Script:
Shareholder wants to/does not want to vote on another proposal. “If this concludes your business press 1, if you would like to vote another proxy press 2.”
If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”
If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.
Error Messages:
Auto Proxy Unavailable Error: “We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”
Meeting Date has passed: “Sorry, the control number you entered is no longer valid.
Control number no longer valid: “Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times: “Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Upon log–in to www.proxyvote.com/proxy shareholder sees Screen 1]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – This is a secure internet site that will allow you to:

Text - [bullet] Submit your proxy voting instructions on–line or learn how to vote

Text - [bullet] View electronic versions of Proxy Materials on–line

Text - [bullet] Request Proxy Materials if you received a Notice of Internet Availability

Text – It is easy to get started

Text – Simply enter your Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Link - [bullet] Proxy Card recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on “Proxy Card” a window appears that contains a sample proxy card with the location of the control number highlighted]

Link - [bullet] E–Mail Notification recipients can find the Control Number next to the label “Control Number.” [when shareholder clicks on “E–Mail Notification” a window appears that contains a sample e–mail with the location of the control number highlighted]

Link - [bullet] Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on “Notice of Internet Availability” a window appears that contains a sample Notice with the location of the control number highlighted]

Link - To access materials without a control number: Click here to view Proxy Materials or Information Statements for the Fidelity funds [when shareholder clicks on “Click here” a window appears that contains proxy, merger proxy, and information statement materials for this, current, and previous proxy and merger proxy campaigns or Information Statement mailings (see form of “Proxy Materials Page”]

Input -	Enter your Control Number

[box in which to enter your control number appears here]

[“Submit” button appears here]     [if shareholder clicks on “Submit” Screen 2 appears if the shareholder received a Notice and Screen 5 appears if the shareholder received a full–set package via mail or e–delivery]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)               © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 2

[For shareholder that received his/her proxy via the Notice method]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]    (right justified) Control#: [control number prints here]

Text - [bullet] View Proxy Materials by choosing the option below

Text - [bullet] Vote your shares by choosing the option below or vote by touchtone telephone at 1–877–296–4941

Text - [bullet] Request Proxy Materials (for future meetings and/or for this meeting only) be sent to you by e–mail or hard copy at no charge by choosing the option below

Text - (centered)             View Proxy Materials

Link - (centered)             [link to access “Letter to Shareholders, Notice of Meeting, and Proxy Statement” appears here] [if shareholder clicks on link a PDF copy of the proxy materials opens in another window]

Text - (left centered)       Request Proxy Materials

Link - (left centered)       [link to access “Request Copy” appears here] [if shareholder clicks on link Screen 3 opens]

Text - (right centered)     Vote Your Shares

Link - (right centered)     [link to “Vote” appears here] [if shareholder clicks on link Screen 5 opens]

Link – (left justified) Learn more about Notice & Access [if shareholder clicks on “Learn more about Notice & Access” another window opens that explains the concept of Notice & Access]

Link – To enroll for electronic delivery without voting your Proxy, please click here. [if shareholder clicks on “click here” the electronic delivery sign–up screen opens in another window]

Link – [picture of PDF document appears here] Download Adobe Acrobat. [if shareholder clicks on “Download Adobe Acrobat.” the Adobe web site (http://get.adobe.com/reader) launches]

Text – You may need Adobe Acrobat to view the documents listed above.

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 3 – Fulfillment Request Proxy Materials Page

[For shareholder that received his/her proxy via the Notice method]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]    (right justified) Control#: [control number prints here]

Text – Welcome to the Fulfillment Request Service

Text – We are pleased to offer shareholders the ability to request copies of the Proxy Materials.

Text – View Proxy Materials

Link - [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement” a PDF copy of the proxy materials opens in another window]

Text – Please choose from one of the selections below:

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by e–mail to the e–mail address below at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by e–mail to the e–mail address below for this meeting and by mail to the same address as the Notice for all future meetings at no cost to me.

Input -	(left side) Input E–mail Address: [shareholder inputs his/her e–mail address here]
(right side) Verify E–mail Address: [shareholder inputs his/her e–mail address here]

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by mail to the same address as the Notice at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

Link – If you wish to receive all future Proxy Materials electronically, please click here to register for electronic delivery. [if shareholder clicks on “click here” the electronic delivery sign–up screen opens in another window]

Link - (left justified) [link to “Submit Request” appears here] (to right) [link to go “Back to Shareholder Portal” appears here] [if shareholder clicks on “Submit Request” Screen 4 appears; if shareholder clicks on “Back to Shareholder Portal” Screen 2 appears]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 4 – Fulfillment Request Confirmation Page

[For shareholder that received his/her proxy via the Notice method and selected a fulfillment request option on Screen 3]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]     (right justified) Control#: [control number prints here]

Text – Your fulfillment request has been received. THANK YOU!

Link – If you would like to process another request, please click here to enter your next Control Number. [if shareholder clicks on “click here” Screen 1 appears]

Link – If you have completed your request, please click here to exit. [if shareholder clicks on “click here” the web page closes]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 5 – Internet Voting Page

[Page appears if shareholder received his/her proxy via the Notice method and selects “Vote Your Shares” on Screen 2 or if shareholder received his/her proxy via full–set delivery and enters his/her control number on Screen 1]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text – (right justified) Proxy Materials

Link(s) - (right justified) [bulleted list appears here with links to proxy materials for campaign for which vote is being cast] [Letter to Shareholders[,]] [Notice of Meeting and Proxy Statement] [if a merger proxy: Prospectus] [if shareholder clicks on link(s) PDF copy(ies) of the proxy materials opens in another window]

Text – (left justified) Vote Your Shares

Text – (left justified) 1. Vote [highlight]/(centered) 2. Review/(right justified) 3. Confirmed

Text – (centered) Proxy Voting Form

Text – (centered) The Board’s Recommendation[s]

Text – (centered) THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]

Text – (centered) To vote, mark your selection[s] under “Vote Options” then select the “Vote the proposal[s] as indicated above” button at the bottom of the screen. Please refer to the proxy statement for discussion of [each of these/this] matter[s].

	Proposal	Board Recommends	Vote Options
01	[Title of proposal will be inserted] Nominees: [list of nominees]	[For/Withhold/For All Except]	☐ For All Nominees ☐ Withhold All Nominees ☐ For All Except Those Selected Below [names of all nominees listed here]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

03	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

04	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

05	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

Text – (left justified) You will have an opportunity to confirm that your [selection was/selections were] properly recorded after you submit your vote.

Text – (left justified) Back to top [if shareholder selects “Back to top” he/she is brought to the top of the page]

Link - (centered)           [l“Vote the proposal[s] as indicated above” and “Reset” buttons appear here] [if shareholder clicks on “Vote” button Screen 6 appears; if shareholder clicks on “Reset” button vote selections clear on this page ]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 6 – Internet Voting Confirmation Page

[Page appears after shareholder elects his/her vote selection and clicks on a “Vote” button on Screen 5]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]     (right justified) Control#: [control number prints here]

Text – (centered) Vote Confirmation

Text – (centered) Please review the instructions below and click on the “Final Vote Submission” button at the bottom of the screen to submit your vote.

Text – (left justified) 1. Vote/(centered) 2. Review [highlight]/(right justified) 3. Confirmed

Text – (centered) Proxy Voting Form

Text – (centered) [You have voted as follows:]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the “Back” button below and revise your vote.]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

☐ For All Nominees

[names of all nominees listed here]

☐ Withhold All Nominees

[names of all nominees listed here]

☐ You voted

[names of all nominees listed here with

indication of how shareholder voted next to

name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

03	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

04	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

05	[Title of proposal will be inserted]	[For/Against/Abstain]	☐ FOR ☐ AGAINST ☐ ABSTAIN

Text – (left justified) Please review your selection carefully before voting.

Text – (left justified) If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.

Text – (left justified) If any of the information above is incorrect, return to the Proxy Voting Form by selecting the “Back” button below.

Text – (left justified) If you would like to receive an e–mail confirmation, enter your e–mail address here: [shareholder inputs his/her e–mail address here]

Selection - (centered)           [“Final Vote Submission” and to go “Back” buttons appear here] [if shareholder clicks on “Final Vote” button Screen 7 appears; if shareholder clicks on “Back” button Screen 5 appears]

Text – (centered) Click on the “Final Vote Submission” button above to sign and submit your proxy vote and to appoint [[name of proxy agent 1], [name of proxy agent 2], and [name of proxy agent 3]], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Links – (centered)          Download Adobe® Reader®   Privacy Statement   Terms and Conditions

Text – (centered)            © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 7 – Vote Submission Page

[Page appears after shareholder selects “Final Vote Submission” on Screen 6]

Text – (left justified) Proxy VoteTM	(right justified) [current date appears here]

Text – (left justified) [Trust Name: [Fund Name and/or Class Name] prints here]    (right justified) Control#: [control number prints here]

Text – (left justified) Thank You! Your vote has been submitted as detailed below.

Text – (left justified) [If shareholder has requested an e–mail vote confirmation on Screen 6 the following appears: Your e–mail confirmation has been sent to: [shareholders email address]]

Links – [Change Vote]    [Vote Another Proxy]    [Exit Internet Proxy Voting Services] [if shareholder clicks on “Change Vote” Screen 5 appears; if shareholder clicks on “Vote Another Proxy” Screen 1 appears; if shareholder clicks on “Exit Internet Proxy Voting Service” the shareholder is prompted to close the web page]

Text – (left justified) 1. Vote/(centered) 2. Review/(right justified) 3. Confirmed [highlight]

Text – (right justified) Click here to print vote confirmation: [picture of printer appears here] [if shareholder clicks on picture of printer print window appears and page prints in form noted below]

Text – (centered) Proxy Voting Form

Text – (centered) [You have voted as follows:]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote has been cast as recommended by the Board of Trustees.]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]	[For All Nominees [names of all nominees listed here]] [Withhold All Nominees [names of all nominees listed here]]

☐ You voted [names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

03	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

04	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

05	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)               Please enroll in eDelivery by logging into your online account.

Text – (centered)               © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format]

Form Of

Proxy Materials Page

Text – (left justified) Proxy VoteTM

Text – (left justified)         Fidelity funds

Text – (left justified)         Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

Links – (centered)             Download Adobe® Reader®     Privacy Statement     Terms and Conditions

Text – (centered)              © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder requests an e–mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e–mail address provided by the shareholder]

Form Of

E–mail Confirmation

Text - (left justified)

Your vote for Control Number [**** (last 4 digits of control number) inserted here] has been submitted to Fidelity Investments for

[Trust name:]

[Fund name], as follows:

Proposal 1. [proposal title].........[Each nominee’s name is listed followed by how the shareholder voted for that nominee] [For] [Withhold]

Proposal 2. [proposal title].........[For] [Against] [Abstain]

Proposal 3. [proposal title].........[[For] [Against] [Abstain]

Proposal 4. [proposal title].........[For] [Against] [Abstain]

Proposal 6. [proposal title].........[For] [Against] [Abstain]

Thank you for voting.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re–voting, the last vote cast remains on record.

Top

Return to Proxy Materials

620855.5.0

Proxy Voting Q&A posted on advisor.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on advisor.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re–voting, the last vote cast remains on record.